CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT TO LICENSE AND SERVICE AGREEMENT

This Second Amendment, effective as of the date of the last signature below, between Digital Turbine USA, Inc. (Company) and AT&T Mobility LLC, on behalf of itself and its Affiliates including Cricket Wireless, LLC (AT&T), amends the license and Service Agreement (No. 20151013.035) dated November 2, 2015 between the Parties as renewed on October 17, 2018 (together, the "Agreement"). All capitalized terms not otherwise defined in this Second Amendment will have the meanings stated in the Agreement.

Background: The Parties wish to amend the Agreement to update the security requirements contained in Exhibit D of the Agreement.

The Parties agree as follows:

•Security Requirements. Exhibit D to the Agreement (AT&T Supplier Information Security Requirements (SISR)-v6.0, December 2014) is deleted entirely and replaced with the new Exhibit D attached to this First Amendment (AT&T Supplier Information Security Requirements (SISR) - v6.4, January 2019).

•No Further Changes. Except as modified by this Second Amendment, the Agreement will continue in full force and effect according to its terms.

The Parties' signatures below acknowledge that they have each read and understand the terms of this Second Amendment and agree to be bound by those terms.

(Signature) (Signature)

Printed name: Printed name:

Title: Title:

Date: Date:

EXHIBIT D

AT&T Supplier Information Security Requirements (SISR) -v6.4, January 2019
(***)

Table 1 – AT&T SPI Data Elements
(***)

Table 2 – AT&T SCD Data Elements
(***)